CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 20

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8, 737-9, and 737-10 Aircraft

    THIS SUPPLEMENTAL AGREEMENT NO. 20 (Supplemental Agreement No. 20), entered into as of May 13, 2022, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

    WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-9 aircraft (737-9 Aircraft) (collectively Aircraft);

WHEREAS, Customer has requested and Boeing agrees to accelerate the delivery month for two (2) 737-9 Aircraft from [***] and [***] into [***]; and

WHEREAS, the Parties desire to amend the Purchase Agreement as set forth hereinafter to reflect the agreement of the Parties.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:

1.Table of Contents, Table and Supplemental Exhibit.

1.1The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement, to reflect the changes made in this Supplemental Agreement No. 20.

1.2“Table 1-B-1 to Purchase Agreement No. PA-03866” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised “Table 1-B-1 to
P.A. 3866
ASA    SA-20-1

Supplemental Agreement No. 20 to
Purchase Agreement No. 3866

Purchase Agreement No. PA-03866,” attached hereto and incorporated into the Purchase Agreement.

1.3Supplemental Exhibit BFE1 in the Purchase Agreement, entitled “Buyer Furnished Equipment Variables,” is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit BFE1, attached hereto and incorporated into the Purchase Agreement.

2.Miscellaneous.

2.1    [***].

2.2     [***].

EXECUTED IN DUPLICATE as of the day and year first written above and below.

THE BOEING COMPANY

By

Its

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its

P.A. 3866
ASA    SA-20-2